UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 23, 2003

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

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ITEM 9. INFORMATION PROVIDED UNDER ITEM 12. (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On July 23, 2003, Unifi, Inc. issued a press release announcing the results for its fourth quarter and fiscal year ending June 29, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 UNIFI, INC.

                                                                                By:  /S/ CHARLES F. MCCOY
                                                                                            Charles F. McCoy
                                                                                            Vice President, Secretary and General
                                                                                                    Counsel

  Dated: July 23, 2003

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                                                                           EXHIBIT INDEX

Exhibit No.                       Description

     99.1                    News Release disseminated on July 23, 2003 by Unifi, Inc. concerning the results for its fourth quarter and fiscal year ending June 29, 2003.